UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Renewal of Conduit Facility

Rental Car Finance Corp. (the “Company”), a special purpose financing subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTG”), amended its existing asset backed Variable Funding Note Purchase Facility (the “Conduit”) effective May 8, 2008 by renewing the facility for a 364-day period. The maximum size of the Conduit was reduced from $300 million to $215 million. The participants in the Conduit or their respective affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing description of the renewal of the Conduit is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.193 through Exhibit 4.194 and Exhibit 4.198 through 4.199 and are incorporated herein by reference.

Renewal of Commercial Paper Program and Liquidity Facility

Dollar Thrifty Funding Corp. (“DTFC”), a special purpose financing subsidiary of DTG, amended its existing commercial paper program (the “Commercial Paper Program”) effective May 8, 2008 by renewing the facility for a 364-day period. The Commercial Paper Program has a maximum capacity of $800 million and is supported by an amendment to renew the liquidity lending facility (the “Liquidity Facility”). The Liquidity Facility size decreased from $460 million to $278 million. At any time, DTFC may only issue commercial paper in an amount that does not exceed the sum of the Liquidity Facility and the letter of credit supporting the commercial paper notes. The majority of the participants in the Liquidity Facility or their respective affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing descriptions of the renewal of the Commercial Paper Program and the Liquidity Facility are qualified in their entirety by reference to the documents attached hereto as Exhibit 4.195 through Exhibit 4.199 and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.193

Amendment No. 13 to Note Purchase Agreement dated as of May 8, 2008 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers party thereto, the Committed Purchasers party thereto, the Managing Agents party thereto, and JPMorgan Chase Bank, N.A.

4.194

Amendment No. 2 to Amended and Restated Series 2000-1 Supplement dated as of May 8, 2008 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, The Bank of Nova Scotia, JPMorgan Chase Bank, N.A. and Deutsche Bank AG, New York Branch

4.195

Extension Agreement and Agreement to Revise or Terminate Certain Liquidity Commitments dated as of May 8, 2008 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.196

Amendment No. 13 to Liquidity Agreement dated as of May 8, 2008 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.197

Amendment No. 2 to Second Amended and Restated Series 1998-1 Supplement dated as of May 8, 2008 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas and Dollar Thrifty Funding Corp.

4.198

Amendment No. 2 dated as of May 8, 2008 to Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II) among Rental Car Finance Corp., DTG Operations, Inc. and Dollar Thrifty Automotive Group, Inc.

4.199

Master Consent Agreement dated as of May 8, 2008 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc., Dollar Thrifty Funding Corp., Deutsche Bank Trust Company Americas, Deutsche Bank AG, New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Credit Suisse, acting through its New York Branch, Bank of Montreal, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Comerica Bank, Credit Industriel et Commercial and Wells Fargo Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

May 14, 2008	By:	/s/ KIMBERLY D. PAUL
Kimberly D. Paul
Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.193

Amendment No. 13 to Note Purchase Agreement dated as of May 8, 2008 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers party thereto, the Committed Purchasers party thereto, the Managing Agents party thereto, and JPMorgan Chase Bank, N.A.

4.194

Amendment No. 2 to Amended and Restated Series 2000-1 Supplement dated as of May 8, 2008 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, The Bank of Nova Scotia, JPMorgan Chase Bank, N.A. and Deutsche Bank AG, New York Branch

4.195

Extension Agreement and Agreement to Revise or Terminate Certain Liquidity Commitments dated as of May 8, 2008 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.196

Amendment No. 13 to Liquidity Agreement dated as of May 8, 2008 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, Credit Suisse and Deutsche Bank Trust Company Americas

4.197

Amendment No. 2 to Second Amended and Restated Series 1998-1 Supplement dated as of May 8, 2008 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas and Dollar Thrifty Funding Corp.

4.198

Amendment No. 2 dated as of May 8, 2008 to Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II) among Rental Car Finance Corp., DTG Operations, Inc. and Dollar Thrifty Automotive Group, Inc.

4.199

Master Consent Agreement dated as of May 8, 2008 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc., Dollar Thrifty Funding Corp., Deutsche Bank Trust Company Americas, Deutsche Bank AG, New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Credit Suisse, acting through its New York Branch, Bank of Montreal, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Comerica Bank, Credit Industriel et Commercial and Wells Fargo Bank

5